                                                                    EXHIBIT 99.1


                                ESCROW AGREEMENT

        This ESCROW AGREEMENT (this "Escrow Agreement") is entered into as of May 22, 2002 by and among Applied Microsystems Corporation, a Washington corporation ("Acquiror"), Lary Evans, as agent and representative of the stockholders of REBA (the "REBA Stockholders' Agent"), Gray Cary Ware & Freidenrich LLP, as escrow agent (the "Escrow Agent"), and Lary Evans, Sylvia Acevedo and Harvey Ring (each, a "REBA Stockholder" and collectively, the "REBA Stockholders").

                                    RECITALS

        A. Acquiror, Libra Networks, Inc., a Washington corporation and wholly owned subsidiary of Acquiror ("Libra"), REBA, and the REBA Stockholders have entered into an Agreement and Plan of Reorganization dated as of May 22, 2002 (the "Merger Agreement"), pursuant to which REBA and Libra will combine into a single company through the statutory merger of REBA with and into Libra (the "Merger") with Libra surviving the Merger. Capitalized terms used in this Escrow Agreement and not otherwise defined shall have the meanings given those terms in the Merger Agreement.

        B. Pursuant to Section 2.7 of the Merger Agreement, the REBA Stockholders will receive Escrow Shares and Escrow Notes which are to be deposited into the Escrow Fund. The Merger Agreement provides that the Escrow Fund will secure the indemnification obligations of the REBA Stockholders to Acquiror, Libra, the Surviving Corporation and each of their respective officers, directors and affiliates under the Merger Agreement, on the terms and conditions set forth herein.

        C. The parties desire to establish the terms and conditions pursuant to which the Escrow Fund will be established and maintained and the procedure by which claims for indemnification may be made against the Escrow Fund.

                                    AGREEMENT

        The parties to this Escrow Agreement hereby agree as follows:

        1. Consent of REBA Stockholders. By execution of the Merger Agreement, each REBA Stockholder has (a) agreed to be bound by the indemnification obligations set forth in Section 8 of the Merger Agreement, (b) consented to the establishment of the Escrow Fund to secure the indemnification obligations of the REBA Stockholders under Section 8 of the Merger Agreement and (c) irrevocably authorized and appointed the REBA Stockholders' Agent, with full power of substitution and resubstitution, as his or her representative and true and lawful attorney-in-fact and agent, to act in his or her name, place and stead as contemplated by Section 8 of the Merger Agreement and this Escrow Agreement, and to execute in his or her name, and on behalf of such REBA Stockholder, this Escrow Agreement and any other agreement, certificate, instrument and document to be delivered by the REBA Stockholders pursuant to
Section 8 of the Merger Agreement and this Escrow Agreement.

        2. Appointment of Escrow Agent. The Escrow Agent is hereby appointed to act, and the Escrow Agent agrees to act, as escrow agent under this Escrow Agreement.

        3. Escrow and Indemnification.

            (a) Escrow Fund. In addition to the Escrow Shares and the Escrow Notes, the Escrow Fund shall consist of (i) any Additional Escrow Shares in accordance with Section 8.1 of the Merger Agreement, which shares shall be deposited into the Escrow Fund as of the date of such issuance or distribution and become part of the Escrow Shares, and (ii) during the Escrow Period, any proceeds resulting from (A) payment or prepayment of interest or principal owing under the Escrow Notes, and (B) the sale or other disposition of any Escrow Shares. Exhibit A hereto sets forth the name of each REBA Stockholder and the number of Escrow Shares and the principle amount of Escrow Notes contributed to the Escrow Fund on behalf of each such REBA Stockholder pursuant to Section 8 of the Merger Agreement. Exhibit A also sets forth each REBA Stockholder's "proportionate interest" in the Escrow Shares and Escrow Notes. Receipt of the Escrow Fund (including, without limitation, any Additional Escrow Shares) shall be confirmed by the Escrow Agent as soon as practicable by account statement and any discrepancies in any such account statement shall be noted by Acquiror and the REBA Stockholders to the Escrow Agent within 30 calendar days after receipt thereof. Failure to inform the Escrow Agent in writing of any discrepancies in any such account statement within said 30-day period shall conclusively be deemed confirmation of such account settlement in its entirety. The Escrow Agent shall have no duty to confirm or verify the sufficiency, appropriateness or accuracy of the Escrow Fund.

            (b) Pledge. At the Effective Time (in the case of the Escrow Shares issued at the Effective Time) or at the time of issuance (in the case of any Additional Escrow Shares), the Escrow Shares shall be issued in the name of and beneficially owned by the REBA Stockholders, on a pro rata basis according to each such shareholder's proportionate ownership interest in the total number of shares of Acquiror Common Stock (as defined in Section 2.6(a) of the Merger Agreement) issued at the Effective Time (in the case of the Escrow Shares issued at the Effective Time) or at the time of issuance (in the case of any Additional Escrow Shares). At the Effective Time (in the case of the Escrow Shares issued at the Effective Time) or at the time of issuance (in the case of any Additional Escrow Shares), the REBA Stockholders shall be deemed to have pledged such Escrow Shares together with the Escrow Notes to Acquiror and such Escrow Shares and Escrow Notes shall be delivered to the Escrow Agent, and such Escrow Shares and Escrow Notes shall be held by the Escrow Agent on Acquiror's behalf in accordance with the terms and conditions of Section 8 of the Merger Agreement and this Escrow Agreement. In the case of the Escrow Shares, REBA shall deliver to Acquiror appropriate stock powers from the REBA Stockholders endorsed in blank and such documentation as Acquiror may reasonably request to carry out the purposes of this Escrow Agreement. So long as any Escrow Shares or Escrow Notes are held by the Escrow Agent under this Escrow Agreement, Acquiror shall have, and the REBA Stockholders shall be deemed to have granted to Acquiror, effective as of the Effective Time (in the case of the Escrow Shares issued at the Effective Time) or at the time of issuance (in the case of any Additional Escrow Shares), a perfected, first-priority security interest in such shares and notes, to secure payment of amounts payable by the REBA Stockholders in respect of indemnification claims made under Section 8 of the Merger Agreement and this

Escrow Agreement. The Escrow Fund shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party to this Escrow Agreement.

            (c) Indemnification. In accordance with the terms and conditions of
Section 8 of the Merger Agreement, Escrow Shares and Escrow Notes will be security for indemnity obligations of the REBA Stockholders under the Merger Agreement.

        4. Administration of Escrow Fund. The Escrow Agent shall administer the Escrow Fund as follows:

            (a) Escrow Agent. The Escrow Agent agrees to accept delivery of the Escrow Shares and Escrow Notes and to hold such escrow Shares and Escrow Notes in escrow subject to the terms and conditions of this Agreement and Sections 2 and 8 of the Merger Agreement (which Section 8 is attached to this Agreement as Appendix A) (collectively, the "Escrow Provisions"), until the Escrow Agent is required to release such Escrow Shares and Escrow Notes pursuant to the terms of this Agreement. The Escrow Agent shall have no responsibility for the calculation or sufficiency of the Escrow Shares or Escrow Notes.

            (b) Claims Upon Escrow Fund. Upon receipt by the Escrow Agent on or before the Release Date of an Officer's Certificate stating that Damages exist giving rise to indemnification rights under the Merger Agreement, the Escrow Agent shall, subject to the provisions of this Section 4, deliver to Acquiror out of the Escrow Fund, as promptly as practicable, Acquiror Common Stock or other assets held in the Escrow Fund having a value equal to such Damages. For the purpose of compensating Acquiror for its Damages pursuant to the Merger Agreement, the Escrow Shares shall be valued at the average of the closing prices of Acquiror's common stock as reported on the Nasdaq National Market (or other exchange or quotation service) during the twenty trading days ending one day prior to the date of receipt by the Escrow Agent of an Officer's Certificate; provided, however, that such value shall not be less than fifty percent of the Average Closing Price.

                (i) If any Escrow Shares or Escrow Notes are retained by the Escrow Agent or transferred to Acquiror pursuant to any provisions of this
Section 4, such Escrow Shares shall be taken from the Escrow Fund in accordance with each REBA Stockholder's "proportionate interest" in such Escrow Shares or Escrow Notes (as set forth in Exhibit A hereto).

                (ii) Notwithstanding the foregoing, in the event that an Acquiror Indemnified Person has made a claim for Damages under Section 8.2(a) on or prior to the Termination Date or that such person has made a claim for Damages under Section 8.2(a) that has not been resolved by the Termination Date, Acquiror shall deliver to both the REBA Stockholders' Agent and the Escrow Agent an Officer's Certificate setting forth a good faith reasonable estimate of Damages related to such claim, in accordance with the provisions of this subsection (b) and subsection (c). That number of Escrow Shares, principal amount of Escrow Notes or other assets in the Escrow Fund that, in the reasonable judgment of Acquiror, subject to the objection of the REBA Stockholders' Agent and the subsequent arbitration of the claim in accordance with Section 4(d) of this Escrow Agreement, would be necessary to satisfy a claim for indemnification with respect to such claimed Damages, if the Acquiror Indemnified Person were to prevail in establishing its right to indemnification, shall remain in the Escrow Fund until such claim for indemnification shall have been resolved.

                (c) Uncontested Claim. At the time of delivery of any Officer's Certificate to the Escrow Agent, Acquiror shall deliver a duplicate copy of such Officer's Certificate to the REBA Stockholders' Agent pursuant to the terms of
Section 8 of the Merger Agreement. For a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery of Escrow Shares or Escrow Notes unless the Escrow Agent shall have received written authorization from the REBA Stockholders' Agent to make such delivery. In the event the REBA Stockholders' Agent does not deliver to the Escrow Agent a written objection to any claim or claims made in the Officer's Certificate within such thirty (30) day period, the Escrow Agent shall make delivery to Acquiror of the uncontested Escrow Shares or Escrow Notes pursuant to the terms of Section 8 of the Merger Agreement.

                (d) Contested Claim. In the event that the REBA Stockholders' Agent delivers written objection to any claim or claims made in the Officer's Certificate to Acquiror and the Escrow Agent, Acquiror shall have thirty (30) days to respond in a written statement to the objection of the REBA Stockholders' Agent. If after such thirty (30) day period there remains a dispute as to any claims, the REBA Stockholders' Agent and Acquiror shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the REBA Stockholders' Agent and Acquiror should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the Escrow Shares and Escrow Notes or other property from the Escrow Fund in accordance with the terms thereof. If no agreement can be reached after good faith negotiation between the parties, then the matter will be settled by binding arbitration pursuant to the terms of
Section 8.6 of the Merger Agreement. Any portion of the claim made in the Officer's Certificate which is not contested shall be disbursed in accordance with Section 4(c) of this Escrow Agreement. Pursuant to the terms of Section 8.6 of the Merger Agreement, the final decision of the arbitrator shall be furnished in writing to the Escrow Agent, and the Escrow Agent shall be entitled to make or withhold payments out of the Escrow Fund in accordance therewith.

                (e) Payment of Claims in Cash. Any REBA Stockholder may elect to pay its "proportionate interest" of any claim for indemnification made in an Officer's Certificate in cash in lieu of Escrow Shares or Escrow Notes by delivering a written notice to Acquiror and the Escrow Agent, together with a certified or cashier's check in the amount of its "proportionate interest" of such claim paid to the order of the Acquiror Indemnified Person, no later than thirty (30) days after receipt of the Officer's Certificate by the REBA Stockholders' Agent and the Escrow Agent. Upon such payment, a corresponding amount of such Escrow Shares or Escrow Notes will be disbursed by the Escrow Agent to such REBA Stockholder.

        5. Release of Escrow Fund. Acquiror agrees to notify the Escrow Agent in writing of the expiration of the Escrow Period. Subject to the provisions of this Section 5, the Escrow Fund shall remain in existence during the Escrow Period. Upon the expiration of the Escrow Period, the Escrow Fund shall terminate with respect to all Escrow Shares and Escrow Notes then remaining in the Escrow Fund and the Escrow Agent shall deliver all such Escrow Shares and Escrow Notes to the REBA Stockholders; provided, however, that the number of Escrow Shares and Escrow Notes that, in the reasonable judgment of Acquiror, subject to the objection of the REBA Stockholders' Agent and the subsequent negotiation and arbitration of the matter in accordance with Section 4 hereof, is necessary to satisfy any unsatisfied claim for Damages specified in any Officer's Certificate delivered to the Escrow Agent as specified in Section 4 hereof prior to the Termination Date shall remain in the Escrow Fund (and the Escrow Fund shall remain in existence) until such claims have been resolved. As soon as all such claims have been resolved, the Escrow Agent shall deliver to the REBA Stockholders all Escrow Shares and Escrow Notes then remaining in the Escrow Fund and not required to satisfy such claims. Deliveries of Escrow Shares and Escrow Notes and other property to the REBA Stockholders pursuant to this
Section 5 shall be made in accordance with Section 8 of the Merger Agreement.

        6. REBA Stockholders' Agent.

            (a) No bond shall be required of the REBA Stockholders' Agent, and the REBA Stockholders' Agent shall not receive compensation for his services. Notices or communications to or from the REBA Stockholders' Agent shall constitute notice to or from each of the REBA Stockholders. The REBA Stockholders' Agent shall be entitled to submit a claim and receive reimbursement from the Escrow Fund for all reasonable, documented out-of-pocket expenses incurred as a result of acting as the REBA Stockholders' Agent; provided, however, that such right to reimbursement shall be subordinate to Acquiror's claims on the Escrow Fund, if any, and shall be paid only at the end of the Escrow Period, after such claims have been satisfied.

            (b) A decision, act, consent or instruction of the REBA Stockholders' Agent shall constitute a decision of all REBA Stockholders and shall be final, binding and conclusive upon each REBA Stockholder and each Acquiror Indemnified Person, and all such persons may rely upon any such decision, act, consent or instruction of the REBA Stockholders' Agent as being the decision, act, consent or instruction of each and every REBA Stockholder. The Acquiror Indemnified Persons and any other persons are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the REBA Stockholders' Agent.

            (c) The REBA Stockholders' Agent may resign at any time. Upon such resignation, the REBA Stockholders' Agent shall appoint a new REBA Stockholders' Agent to replace such resigning REBA Stockholders' Agent with the same powers and duties as such resigning REBA Stockholders' Agent.

        7. Distributions; Voting.

            (a) Any Additional Escrow Shares shall be added to the Escrow Fund and become a part of the Escrow Shares. When and if cash dividends on Escrow Shares in the Escrow Fund shall be declared and paid, they shall be distributed to the beneficial owners of such shares on the applicable distribution date. Such dividends will become part of the Escrow Fund and will be available to satisfy Damages. The beneficial owners of such shares shall pay any taxes on such dividends.

            (b) Each REBA Stockholder shall possess voting rights with respect to that number of Escrow Shares issued to and deposited in the Escrow Fund on behalf of such REBA Stockholder (and on any voting securities added to the Escrow Fund with respect to such shares including, without limitation, any Additional Escrow Shares), so long as such shares or other voting securities are held in the Escrow Fund. Acquiror shall promptly deliver to the Escrow Agent, and the Escrow Agent shall promptly deliver to the REBA Stockholders, copies of all proxy solicitation materials.

        8. Duties of Escrow Agent.

            (a) Acquiror and the REBA Stockholders' Agent acknowledge and agree that the Escrow Agent (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement with respect to the Escrow Agent (and no implied obligations) and as set forth in any additional written escrow instructions as the Escrow Agent may receive after the date of this Escrow Agreement that are signed by an officer of Acquiror and the REBA Stockholders' Agent and in form and substance reasonably acceptable to the Escrow Agent; (ii) shall not be obligated to take any legal or other action under this Escrow Agreement that would, in its reasonable judgment, result in a material expense or liability unless the Escrow Agent shall have been furnished with indemnity acceptable to it; (iii) shall not be responsible for any of the agreements referred to herein or in the Merger Agreement, and (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it under this Escrow Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.

            (b) The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of any court of competent jurisdiction or a written decision of arbitrators. If the Escrow Agent shall obey or comply with any such order, judgment or decree or written decision of arbitrators, the Escrow Agent shall not be liable to any of the parties to this Escrow Agreement or to any other person by reason of such compliance, notwithstanding any such order, judgment, decree or written decision being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

            (c) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Escrow Agreement or any documents or papers deposited or called for under this Escrow Agreement.

            (d) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Escrow Agreement or any documents deposited with the Escrow Agent.

            (e) Neither the Escrow Agent nor any of its partners, employees, agents or affiliates shall be liable to anyone for any action taken, suffered or omitted to be taken by it or any of its partners, employees, agents or affiliates under this Escrow Agreement except in the case of gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction or as agreed to by the parties). Anything to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage. Any liability of the Escrow Agent under this Escrow Agreement shall be limited to the amount of fees paid to the Escrow Agent under this Agreement. The REBA Stockholders (collectively, the "Escrow Indemnifying Parties") covenant and agree to jointly and severally indemnify the Escrow Agent and hold it harmless from and against any fee, loss, claim, cost, penalty, fine, settlement, damages, liability or expense (including reasonable attorney's fees and expenses) (an "Escrow Loss") incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement, including but not limited to, the execution and delivery of this Escrow Agreement, the Escrow Agent's performance of its obligations in accordance with the provisions of this Escrow Agreement or with the administration of its duties under this Escrow Agreement, unless such Escrow Loss shall arise out of or be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction or as agreed to by the parties).

            (f) The Escrow Indemnifying Parties agree to jointly and severally indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any payment or other activities under this Escrow Agreement unless any such tax, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the gross negligence, bad faith or willful misconduct of the Escrow Agent (each as finally determined by a court of competent jurisdiction or as agreed to by the parties). To the extent that the Escrow Agent becomes liable for any of the foregoing, the Escrow Agent may, but shall not be obligated to, satisfy such liability from the Escrow Shares or Escrow Notes remaining in the Escrow Fund, and the REBA Stockholders shall be deemed to have granted to the Escrow Agent at the Closing, effective as of the Effective Time or at the time of issuance, as the case may be, a perfected, first-priority security interest in the Escrow Shares and Escrow Notes to secure payment of such taxes.

            (g) The Escrow Agent may resign at any time with at least 30 days' prior written notice to Acquiror and the REBA Stockholders' Agent.

            (h) The Escrow Agent shall be under no duty to institute or defend any proceeding. In the event of any dispute between the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made upon any of the Escrow Funds, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take under this Escrow Agreement, the Escrow Agent may, at its option, file a suit as interpleader in a court of appropriate jurisdiction, or refuse to comply with any claims or demands on it, or refuse to take any other action under this Agreement, so long as such dispute shall continue or such doubt shall exist. The Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of appropriate jurisdiction or (ii) all differences and doubt shall have been resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this Section 8 are cumulative of all other rights which it may have by law, in equity or otherwise.

            (i) The REBA Stockholders and the REBA Stockholders' Agent acknowledge and agree that the Escrow Agent is legal counsel to Acquiror. In the event of a dispute in respect of the Escrow Fund or this Escrow Agreement, Gray Cary Ware & Freidenrich LLP ("Gray Cary") shall have the right to continue to represent Acquiror. All parties hereto hereby waive any conflict of interest associated with Gary Cary's continued representation of Acquiror with respect to any dispute.

        9. Incorporation by Reference of Section 8. The parties agree that the terms of Section 8 of the Merger Agreement shall be deemed to be incorporated by reference in this Agreement as if such Section had been set forth in its entirety herein except that, to the extent that there is a conflict between such
Section 8 and this Agreement, the provisions of this Agreement shall control the responsibilities and obligations of the Escrow Agent.

        10. Expenses and Taxes. The Escrow Agent shall be entitled to reimbursement from Acquiror upon 30 days' written notice for all expenses and disbursements incurred in connection with this Escrow Agreement, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party under this Escrow Agreement. Taxes incurred with respect to the earnings of the Escrow Fund and payments made under this Escrow Agreement shall be paid by the party to whom such earnings are distributed (or to be distributed) or to whom such payment is made.

        11. Miscellaneous.

            (a) Entire Agreement; Nonassignability; Parties in Interest. This Escrow Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the exhibits hereto, (a) together constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder, and shall not be assigned by operation of law or otherwise without the written consent of the other party.

            (b) Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Escrow Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Escrow Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

            (c) Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Escrow Agreement and the documents referred to in this Escrow Agreement.

            (d) Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the internal laws of Washington applicable to parties residing in Washington, without regard applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within King County, Washington, in connection with any matter based upon or arising out of this Escrow Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of Washington for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

            (e) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Escrow Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

            (f) Amendment; Waiver. Any amendment or waiver of any of the terms or conditions of this Escrow Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Escrow Agreement at a later date. Further, no waiver of any of the terms and conditions of this Escrow Agreement shall be deemed to or shall constitute a waiver of any other term of condition hereof (whether or not similar).

            (g) Notices. Any notice required or permitted by this Escrow Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

        If to Acquiror:

               Applied Microsystems Corporation
               5020 148th Avenue North East
               Redmond, WA 98052
               Attention: President
               Facsimile No.: (425) 882-2000
               Telephone No.: (425) 869-0189
                      with a copy to:

                      Gray Cary Ware & Freidenrich LLP
                      999 Third Avenue, Suite 4000
                      Seattle, WA  98104
                      Attention:  John M. Steel
                      Facsimile No.:  (206) 839-4801
                      Telephone No.:  (206) 839-4800

        If to the REBA Stockholders' Agent:

               REBA Technologies, Inc.
               508 Newhall Cove
               Austin, TX 78746
               Attention: Lary L. Evans
               Facsimile No.: (512) 329-5612
               Telephone No.: (512) 329-5576

        If to the Escrow Agent:

               Gray Cary Ware & Freidenrich LLP
               999 Third Avenue, Suite 4000
               Seattle, WA 98104
               Attention: John M. Steel
               Facsimile No.: (206) 839-4801
               Telephone No.: (206) 839-4800


            (h) Counterparts. This Escrow Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                            [Signature Page Follows]

        In witness whereof, the parties have executed this Escrow Agreement as of the date first above written.

                                      APPLIED MICROSYSTEMS CORPORATION


                                      By: /s/ Stephen J. Verleye
                                          --------------------------------------
                                      Name: Stephen J. Verleye
                                      Its: President and Chief Executive Officer


                                      REBA STOCKHOLDERS' AGENT


                                      By: /s/ Lary L. Evans
                                          --------------------------------------
                                      Name: Lary L. Evans


                                      GRAY CARY WARE & FREIDENRICH, LLP
                                      as Escrow Agent

                                      By: /s/ John M. Steel
                                          --------------------------------------
                                      Name: John M. Steel
                                      Its: Partner


                                      REBA STOCKHOLDERS:


                                      /s/ Lary Evans
                                      ------------------------------------------
                                      Lary Evans


                                      /s/ Sylvia Acevedo
                                      ------------------------------------------
                                      Sylvia Acevedo


                                      /s/ Harvey Ring
                                      ------------------------------------------
                                      Harvey Ring